CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                  EXHIBIT 10.119

                          THIRD AMENDMENT TO AGREEMENT

        This is the third amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey ("MERCK") and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc. ("Axys") made as of November 6, 1996 (the "Agreement"). The purpose of this third amendment is to extend the Research Program Term through November 5, 2000, and to increase the number of FTEs for the period September 1, 1999 through November 5, 2000.

        1. In accordance with the provisions of Section 2.8 and Section 5.2(d) of the Agreement and subject to MERCK's right to terminate the Research Program and the Agreement in accordance with Section 8.2, the Research Program Term is extended through November 5, 2000, and the parties agree that [ * ] FTEs will be required during the period September 1, 1999 through November 5, 2000. The FTEs for the period September 1, 1999 through November 5, 1999 shall be payable at an annual rate of [ * ] per FTE. The FTEs for the period November 6, 1999 through November 5, 2000 shall be payable at an annual rate of [ * ] per FTE.

        2. Attachment 2.1 setting forth the Research Program is hereby amended to include the additional research work set forth on the attachment to this third amendment.

        3. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998 and this third amendment contain the entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second and third amendments. All other terms and conditions of the Agreement, as amended, continue in full force and effect. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of 18 November, 1999.

MERCK & CO., INC.                                  AXYS PHARMACEUTICAL, INC.

BY: /s/ Roger M. Perlmutter, M.D., Ph.D.           BY: /s/ John P. Walker
    ------------------------------------               -------------------------
    Roger M. Perlmutter, M.D., Ph.D.                   John P. Walker
    Executive Vice President                           Chairman
    Worldwide Basic Research                           Chief Executive Officer
    And Preclinical Development

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

                                                                  Attachment 2.1
                                                                Research Program

                                 ATTACHMENT 2.1

                                RESEARCH PROGRAM

        The work outlined below, initiated [ * ], will be completed by [ * ].

        1. [ * ]

           [ * ]

        2. [ * ]

           [ * ]

        3. [ * ]

           [ * ]

        4. [ * ]

        [ * ]

        5. [ * ]

        [ * ]

        6. [ * ]

           [ * ]

        7. [ * ]

        a. [ * ]

        b. [ * ]

        c. [ * ]

        d. [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       1.

                                                                  Attachment 2.1
                                                                Research Program


                                   APPENDIX A

                                      [ * ]

        [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

                                                                  Attachment 2.1
                                                                Research Program


                                   APPENDIX B

                                      [ * ]

        [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

                                                                  Attachment 2.1
                                                                Research Program


                                   APPENDIX C

                                      [ * ]

        [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

                                                                  Attachment 2.1
                                                                Research Program

                                   APPENDIX D

                                      [ * ]

        [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       5.